                                                                    EXHIBIT 99.4

      BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
      Series     1996-A

      Distribution Date of:                                                    15-Mar-00
      Determined as of:                                                        09-Mar-00
      For the Monthly Period Ending:                                           29-Feb-00
      Days in Interest Period (30/360)                                                30
      Days in Interest Period (Actual/360)                                            29

                                                                               Beginning               Ending               Change
                                                                               ---------               ------               ------
      Pool Balance (Principal)                                          4,134,989,349.14     4,064,132,311.96       (70,857,037.18)
      Excess Funding Account                                                        0.00                 0.00                 0.00

      Invested Amount                                                     500,000,000.00       500,000,000.00                 0.00
      Class A Invested Amount                                             465,000,000.00       465,000,000.00                 0.00
      Class B Invested Amount                                              35,000,000.00        35,000,000.00                 0.00

      Principal Funding Account                                                     0.00                 0.00                 0.00

      Adjusted Invested Amount                                            500,000,000.00       500,000,000.00                 0.00
      Class A Adjusted Invested Amount                                    465,000,000.00       465,000,000.00                 0.00
      Class B Adjusted Invested Amount                                     35,000,000.00        35,000,000.00                 0.00
      Enhancement Invested Amount                                                   0.00                 0.00                 0.00

      Reserve Account                                                               0.00                 0.00                 0.00

      Available Cash Collateral Amount                                     50,000,000.00        50,000,000.00                 0.00
      Available Shared Collateral Amount                                   50,000,000.00        50,000,000.00                 0.00
      Spread Account                                                        5,000,000.00         5,000,000.00                 0.00

      Servicing Base Amount                                               500,000,000.00       500,000,000.00                 0.00

      Allocation Percentages
      ----------------------
      Floating Allocation Pct                                                     12.09%
      Principal Allocation Pct                                                    12.09%
      Class A Floating Pct                                                        93.00%
      Class B Floating Pct                                                         7.00%
      Class A Principal Pct                                                       93.00%
      Class B Principal Pct                                                        7.00%

                                                                               Series
      Allocations                                        Trust                 1996-A              Class A             Class B
      -----------                                   --------------------------------------------------------------------------------
      Principal Collections                         456,467,485.57         55,195,726.88        51,332,026.00         3,863,700.88

      Finance Charge Collections                     75,092,671.87          9,080,153.00         8,444,542.29           635,610.71
      PFA Investment Proceeds                                   NA                  0.00                 0.00                 0.00
      Reserve Account Draw                                      NA                  0.00                 0.00                 0.00
                                                                                   -----                -----                 ----
      Available Funds                                                       9,080,153.00         8,444,542.29           635,610.71

      Monthly Investor Obligations
      ----------------------------

      Servicer Interchange                                                    520,833.33           484,375.00            36,458.33
      Monthly Interest                                                      2,462,482.64         2,286,831.25           175,651.39
      Monthly Servicing Fee                                                   104,166.67            96,875.00             7,291.67
      Defaulted Amounts                              29,277,249.96          3,540,184.45         3,292,371.54           247,812.91
                                                                           -------------        -------------           ----------
                                                                            6,627,667.09         6,160,452.79           467,214.30

      Excess Spread                                                         2,700,298.82         2,284,089.50           416,209.32
      Required Amount                                                               0.00                 0.00                 0.00

      1 Month Libor Rate                                 5.885000%
      ------------------

      Cash Collateral Account
      -----------------------
      Cash Collateral Fee                                                                           25,173.61
      Interest on CCA Draw                                                                               0.00
      Total                                                                                         25,173.61

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
      Cash Collateral Account  (continued)
      ------------------------------------
      Quarterly Excess Spread Percentage                                                                5.72%
      Principal Payment Rate Calculation                                                               11.49%
      Calculated Current Month's Spread Account Cap                                                     1.00%
      Spread Account Cap Adjustment                                                                     0.00%
      Applicable Spread Account Cap Percentage                                                          1.00%
      Beginning Cash Collateral Amount                                                          50,000,000.00
      Required Cash Collateral Amount                                                           50,000,000.00
      Cash Collateral Account Draw                                                                       0.00
      Cash Collateral Account Surplus                                                                    0.00
      Beginning Spread Account Balance                                                           5,000,000.00
      Required Spread Account Amount                                                             5,000,000.00
      Required Spread Account Draw                                                                       0.00
      Required Spread Account Deposit                                                                    0.00
      Spread Account Surplus                                                                             0.00

      Monthly Principal & Controlled Deposit Amount
      ---------------------------------------------
      Month of Accumulation                                                                                 0
      Controlled Accumulation Amount                                                            51,666,666.67
      Required PFA Balance                                                                               0.00
      Beginning PFA Balance                                                                              0.00
      Controlled Deposit Amount                                                                          0.00
      Available Investor Principal Collections                                                  58,735,911.33
      Principal Shortfall                                                                                0.00
      Shared Principal to Other Series                                                          58,735,911.33
      Shared Principal from Other Series                                                                 0.00
      Class A Monthly Principal                                                                          0.00
      Class B Monthly Principal                                                                          0.00
      Monthly Principal                                                                                  0.00
      PFA Deposit                                                                                        0.00
      PFA Withdrawal                                                                                     0.00
      Ending PFA Balance                                                                                 0.00
      Principal to Investors                                                                             0.00
      Ending Class A Invested Amount                                                           465,000,000.00
      Ending Class B Invested Amount                                                            35,000,000.00

      Class A Accumulation Period Length
      ----------------------------------
      Min 12 Month Historical Prin Pmt Rate                                                            10.71%
      Revolving Investor Interest                                                              500,000,000.00
      Class A Invested Amount                                                                  465,000,000.00
      Available Principal                                                                       53,533,727.83
      Class A Accumulation Period Length                                                                    9

      Reserve Account
      ---------------
      Available Reserve Account Amount                                                                   0.00
      Covered Amount                                                                                     0.00
      Reserve Draw Amount                                                                                0.00
      Portfolio Yield                                                                                  13.80%
      Reserve Account Factor                                                                           75.00%
      Portfolio Adjusted Yield                                                                          6.66%
      Reserve Account Funding Period Length                                                                 3
      Reserve Account Funding Date                                                                  15-May-02
      Weighted Average Coupon                                                                           5.91%
      Required Reserve Account Amount                                                                    0.00
      Reserve Account Surplus                                                                            0.00
      Required Reserve Account Deposit                                                                   0.00
      Portfolio Yield - 3 month average                                                                15.14%
      Base Rate - 3 month average                                                                       8.38%
      (Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                 6.76%


      *Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.